ebank.com Unveils New Strategic Initiative with Launch of

                                Enhanced Web Site

Internet bank announces strategic initiative to be premier, full-service financial services portal

ATLANTA, GA, January 31, 2000 -- ebank.com (OTC:BB:EBDC), an online bank specializing in the small business market, announced today the unveiling of its strategic initiative to be a leading Internet-based provider of and portal for financial services for small business and retail customers. ebank.com's strategic initiative is accompanied by the launch of the second generation of its Web site, www.ebank.com. The enhanced site will serve as ebank.com's portal from which it will provide innovative products and services, advice and expertise on small business issues, and links to ebank's strategic partners with offerings for ebank.com users in healthcare, insurance, investment, and other small business-oriented products. ebank.com's strategic partners to date include ADP, Inc., eHealthInsurance.com, Argent Capital Corp.'s eWealthUSA, and GoRate.com for products and services and RealCall and WebTone Technologies, Inc. to provide customer convenience.

"The enhanced web site and strategic initiative demonstrate our commitment to improving the quality of products and services to our customers," said Rich Parlontieri, Chairman and CEO of ebank.com, Inc. "This commitment stems from hearing from an underserved community of small business owners and entrepreneurs who want more than a good banking rate, but also counsel and an explanation to their questions -- all through a better delivery channel."

As part of the strategic initiative, ebank.com will expand its presence through the Internet. The company will continue to enter into strategic alliances, both on- and off-line, that will help ebank.com build a notable brand in the small business and online banking areas.

The enhanced Web site continues to offer the small business market and retail customers seamless access to banking products and services, but is now easier to navigate with an updated look and feel geared
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toward the entrepreneur.  New offerings include eValue checking that offers free bill payment for the first six months, a complete transaction history available online, and instant electronic access to cleared checks, and eMoneyMarket, which provides high rates with a low minimum deposit while maintaining access to funds.

As a premier Internet-based financial services provider and portal, ebank.com will offer far greater accessibility than provided by a typical Internet bank. Through its recently announced strategic relationship with Talisman Technologies, Inc., ebank.com intends to establish a network of Internet-enabled ATMs that will be connected to the ebank.com Web site. Talisman's technology will encompass a secure virtual private network that will have the capability to link to the Internet through these Internet-enabled ATMs. Customers will be able to use this network of ATMs as if they were logging onto the ebank.com Web site through their own personal computer. Subject to approval by the Office of Thrift Supervision, ebank.com expects that its initial Internet-enabled ATMs will be operational beginning in the fourth quarter of 2000.

ebank.com also intends to begin issuing "smart chip cards" to its customers in the third quarter of 2000. "We are striving to improve our customers' access to our products and services by utilizing cutting-edge technology," said Parlontieri. These "smart chip cards" will initially function as traditional credit and ATM cards, and eventually they will have the ability to retain customer information and store cash value. "As smart card readers become available on home computers, ebank.com's customers will be able to complete secure transactions on the Internet without entering sensitive credit card information. We believe this type of customer protection is necessary before many small business and retail customers will feel comfortable migrating their financial services needs to the Internet."

In addition to the ATM  network,  ebank.com  will also open a limited  number of

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loan production facilities, or ebank.com centers. These centers will be centered around experienced local commercial lenders who focus on the small business market, and they will have operational support from ebank.com's Atlanta headquarters. "We believe the consolidation in the banking industry has
disrupted   small  business   customer   relationships,   as  the  bigger  banks
increasingly focus only on their bigger customers," said Parlontieri. "Our ebank.com centers are a natural extension of our goal to provide higher quality and more personalized service to the small business customer." Three ebank.com centers will be open in 2000, in Atlanta, GA, Charlotte, NC, and Tampa, FL.

ebank.com also intends to form strategic partnerships with selected community banks in locations where the company has no physical presence. Implementation of this strategy is subject to approval by the Office of Thrift Supervision. ebank.com will share with these partner banks the small business customers and prospects that ebank.com identifies through its Internet operations, thus ensuring that these customers can receive personalized service even where ebank.com does not have a physical presence. "Most community banks share the same focus we have - serving small business customers by providing more personal service than larger banks tend to provide," stated Parlontieri. "But most community banks lack the resources to compete with bigger banks, so they use their online banking services only as a defensive measure to try to protect against losing their existing customers. In contrast, ebank.com is committed to spending the resources to develop our brand and become a leading Internet-based provider of and portal for financial services for small business customers. By partnering with us, community banks will be able to leverage off our efforts to obtain new customers." Participating community banks will also be able to offer their customers access to ebank.com's products and services and Internet-enabled ATM network. The company currently expects to sign its first community bank partners in the third quarter of 2000 and to expand the program in 2001.
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About ebank.com, Inc.

Based in Atlanta, GA, ebank.com, Inc., a unitary thrift holding company, is tailored to serve the financial needs of small businesses through the Internet and planned ebank.com centers or partner banks in regional markets. Through its subsidiary thrift, ebank, the company provides a broad array of financial products and services to its small business and retail customers, including its signature eSweepsm service, checking accounts, money markets, CDs, ATM cards, home loans, commercial loans, credit cards, bill payment services, and human resource services. ebank.com's complete line of products and services should eventually include insurance products, equipment leasing, accounts receivable financing, "smart chip cards" via its ATM network, and other financial products and services designed to serve ebank.com's small business and retail customers. For more information, visit http://www.ebank.com.

Certain statements in this news release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are thus prospective, such as statements relating to ebank.com's deployment of Talisman's technology and its plans for future business development activities, including its plans to create an ATM network, open ebank.com centers, and establish a partnership program with community banks. These statements are based on many assumptions and estimates, many of which are beyond ebank.com's control. The words "may," "would," "could," "will," "expect," "anticipate," "believe," "intend," "plan," and "estimate," as well as similar expressions, identify such forward-looking statements. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or expectations of ebank.com and its management. These forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected in the forward-looking statements as a result of risks such as (1) ebank.com's limited operating history; (2) whether ebank.com can successfully create an ATM network and implement its new business strategies,

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including the deployment of smart chip cards,  the  development of a partnership program with community banks, and the establishment of ebank.com centers; (3) whether the Talisman technology and the Internet-enabled ATMs will function as ebank.com anticipates; and (4) whether ebank.com can manage its projected growth.